Filed Pursuant to Rule 497(e)
Parnassus Funds: 1933 Act File No. 002-93131
1940 Act File No. 811-04044

PARNASSUS FUNDS

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

March 31, 2021

Supplement to the Statutory Prospectus dated May 1, 2020

Effective as of May 1, 2021, the Parnassus Endeavor Fund will amend its principal investment strategy to state that its primary investment focus is on a diversified portfolio of large-cap equity securities that are undervalued and have proven businesses and good prospects for long-term capital appreciation. Good workplaces will continue to be one of the factors that the Fund considers when making investments, in accordance with the Fund’s responsible investment policy.

As a result, the first three sentences of the “Principal Investment Strategies” section for the Parnassus Endeavor Fund are replaced in their entirety as follows:

The Parnassus Endeavor Fund’s objective is to achieve capital appreciation by investing primarily in a diversified portfolio of large-cap equity securities. Equity securities include common and preferred stock.

In addition, the “Investment Objectives and Policies and Non-Principal Risks” section under the sub-header for the “Parnassus Endeavor Fund” is amended and restated in its entirety as follows:

The Parnassus Endeavor Fund’s objective is to achieve capital appreciation by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock. The Adviser looks for undervalued companies that have proven businesses and good prospects for long-term capital appreciation.

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Please Read Carefully and Keep for Future Reference